UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2023

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

13450 W Sunrise Blvd, Suite 650, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 22, 2023, ShiftPixy, Inc. (the “Company”), entered into an agreement (the “Option Agreement”) with the Company’s founder and CEO, providing for the conditional issuance to him of a right to receive 4,744,234 shares of the Company’s Preferred Class A Stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The description of terms and conditions of the Option Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the form of such document, which is filed as Exhibit 10.1 to this report.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Option Agreement and the shares of Preferred Class A Stock issuable upon the exercise thereof is hereby incorporated by reference into this Item 3.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 21, 2023, holders of an aggregate of 8,608,125 (representing 70.69%) of the Company’s outstanding shares of common stock, approved by written consent (a) a 1-for-24 (or such other ratio as may be determined by the Board) reverse split of the Company’s common stock, and, separately, (b) the Company’s grant to the its founder and CEO of the Option Agreement providing to him  a conditional right to receive 4,744,234 shares of the Company’s Preferred Class A Stock. The Company will complete the reverse split and the Option Agreement will become effective approximately (but not less than) 20 days after the definitive information statement relating to such actions is mailed to shareholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Option Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: August 22, 2023	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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